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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                          JULY 23, 2003 (JULY 22, 2003)

                                 ZIX CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    TEXAS                             0-17995                      75-2216818

    -----                             -------                      ----------

(STATE OR OTHER                  (COMMISSION FILE                  (IRS EMPLOYER

JURISDICTION OF                       NUMBER)                IDENTIFICATION NO.)

INCORPORATION)

                            2711 NORTH HASKELL AVENUE
                                SUITE 2300, LB 36
                            DALLAS, TEXAS 75204-2960

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (214) 370-2000

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ITEM 5.           OTHER EVENTS.

         On July 22, 2003, Zix Corporation (the "Registrant") acquired substantially all of the assets of Pocket Script, L.L.C., a provider of e-prescribing services, pursuant to an Asset Purchase Agreement, dated July 22, 2003. Total consideration for the acquired assets of Pocket Script was approximately $1.5 million, including 362,903 shares (the "Securities") of the Registrant's common stock valued at $1,350,000.

                  The Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In connection with this financing, the Registrant and Pocket Script, L.L.C. entered into a Registration Rights Agreement, dated July 22, 2003, with respect to the Securities, pursuant to which the Registrant agreed to prepare and file a registration statement covering the resale of the Securities.

                  A complete copy of each of the Asset Purchase Agreement and the Registration Rights Agreement and the related press release of the Registrant, are filed herewith as Exhibits 4.1, 4.2, and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  4.1 Asset Purchase Agreement, dated July 22, 2003, between Zix Corporation and Pocket Script L.L.C. (excluding schedules and exhibits).

                  4.2 Registration Rights Agreement, dated July 22, 2003, between Zix Corporation and Pocket Script L.L.C.

                  99.1     Press Release issued by the Registrant on July 22,
                           2003.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZIX CORPORATION

Date: July 23, 2003               By: /s/ Steve M. York
                                     --------------------------------------
                                          Steve M. York
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

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                                INDEX TO EXHIBITS

Exhibit
Number                                    Description

4.1 Asset Purchase Agreement, dated July 22, 2003, between Zix Corporation and Pocket Script L.L.C. (excluding schedules and exhibits).

4.2 Registration Rights Agreement, dated July 22, 2003, between Zix Corporation and Pocket Script L.L.C.

99.1              Press Release issued by the Registrant on July 22, 2003.